TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (this “Trademark Security Agreement”), dated as of July 30, 2007, is made by Twistbox Entertainment, Inc., a Delaware corporation, located at 14242 Ventura Blvd., Sherman Oaks, CA 91423 (the “Grantor”), in favor of ValueAct SmallCap Master Fund, L.P., a British Virgin Islands limited partnership, located at 435 Pacific Avenue, San Francisco, CA 94133, in its capacity as collateral agent for the benefit of the Secured Parties pursuant to the Guarantee and Security Agreement (defined below) dated July 30, 2007 (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, reference is made to the Securities Purchase Agreement, dated as of July 30, 2007, among the Grantor, the Subsidiary Guarantors, and the Investor (as amended, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”);

WHEREAS, the Investor has agreed to purchase the Senior Secured Notes from the Grantor pursuant to, and upon the terms and subject to the conditions specified in, the Securities Purchase Agreement;

WHEREAS, as a condition to the obligation of the Investor to purchase the Senior Secured Notes under the Security Purchase Agreement, Grantor, the Subsidiary Guarantors, Investor and the Collateral Agent have entered into a Guarantee and Security Agreement dated July 30, 2007 (the “Security Agreement”) pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and as a condition to the obligation of the Investor to purchase the Senior Secured Notes, the Grantor and the Collateral Agent hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. As security for the payment or performance, as applicable, in full of the Obligations, the Grantor hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest in and to all of its right, title and interest in, to and under all the following property of the Grantor, wherever located, whether now existing or hereafter arising or acquired from time to time (all of which being hereinafter collectively referred to as, the “Trademark Collateral”):

(a)
all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in the United States or any other country, and all extensions or renewals thereof, including those trademark registrations and applications described on Schedule 1 attached hereto, (ii) all goodwill associated therewith or symbolized by any of the foregoing and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill; and

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(b)	all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing.

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the full payment and performance of the Obligations and termination of the Security Agreement, upon written request of the Grantor, the Collateral Agent shall execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien on and security interest in the Trademark Collateral under this Trademark Security Agreement.

SECTION 5. Governing Law. THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Trademark Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Trademark Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Trademark Security Agreement.

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IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

TWISTBOX ENTERTAINMENT, INC. as Grantor
By:	/s/ Ian Aaron
Name: IAN AARON
Title: PRES. / CEO

Sworn to and subscribed before me this 31 day of July, 2007.

/s/ Lisa B. Cayanan
Notary Public

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IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Accepted and Agreed:

VALUEACT SMALLCAP MASTER FUND, L.P. as Collateral Agent		By Its General Partner, VA SmallCap Partners, LLC
By:	/s/ David Lockwood
Name: DAVID LOCKWOOD
Title: MANAGING MEMBER

Sworn to and subscribed before me this 1st day of AUGUST, 2007.		STATE OF CALIFORNIA COUNTY OF SAN FRANCISCO

/s/ Sylvia N. Acacio
Notary Public

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SCHEDULE 1

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

United States Trademarks

Jurisdiction	Trademark	Registration No. (App. No.)	Registration Date (App. Date)	Record Owner	Status/ Comments
United States	COMPETITION GOES MOBILE	3076001	April 4, 2006	Twistbox Entertainment, Inc.	Registered
United States	PRIZE-21 FOR PRIZES	3040851	January 10, 2006	Twistbox Entertainment, Inc.	Registered
United States	TWISTBOX ENTERTAINMENT and Design	(78-958,901)	(August 23, 2006)	Twistbox Entertainment, Inc.	Pending

Foreign Trademarks

Jurisdiction	Trademark	Registration No. (App. No.)	Registration Date (App. Date)	Record Owner	Status/ Comments
Canada	TWISTBOX ENTERTAINMENT and Design	(1321869)	October 27, 2006	Twistbox Entertainment, Inc.	Pending
CTM (EU)	CHARISMATIX	4022844	January 25, 2006	Charismatix Ltd. & Co. KG	Registered
CTM (EU)	DELIGHT ENTERTAINMENT and design	4022745	March 29, 2006	Charismatix Ltd. & Co. KG	Registered
CTM (EU)	TWISTBOX ENTERTAINMENT and Design	005303581	July 4, 2007	Twistbox Entertainment, Inc.	Registered
Germany	BABESHUFFLE	30452899	December 16, 2004	Charismatix Ltd. & Co. KG	Registered
Germany	BABETRIS	30452903	December 16, 2004	Charismatix Ltd. & Co. KG	Registered
Germany	BOMBS’N BOOBS	30452900	December 16, 2004	Charismatix Ltd. & Co. KG	Registered
Germany	EROTRIX	30452902	December 16, 2004	Charismatix Ltd. & Co. KG	Registered
International Register	TWISTBOX ENTERTAINMENT and design	901928	September 19, 2006	Twistbox Entertainment, Inc.	Pending

Jurisdiction	Trademark	Registration No. (App. No.)	Registration Date (App. Date)	Record Owner	Status/ Comments
Brazil	TWISTBOX ENTERTAINMENT and Design	(828805202)	(October 23, 2006)	Twistbox Entertainment, Inc.	Pending
Brazil	TWISTBOX ENTERTAINMENT and Design	(828805180)	(October 23, 2006)	Twistbox Entertainment, Inc.	Pending
Brazil	TWISTBOX ENTERTAINMENT and Design	(828805199)	(October 23, 2006)	Twistbox Entertainment, Inc.	Pending
Argentina	TWISTBOX ENTERTAINMENT and Design	(2711266)	(November 1, 2006)	Twistbox Entertainment, Inc.	Pending
Argentina	TWISTBOX ENTERTAINMENT and Design	(2711267)	(November 1, 2006)	Twistbox Entertainment, Inc.	Pending
Argentina	TWISTBOX ENTERTAINMENT and Design	(2711268)	(November 1, 2006)	Twistbox Entertainment, Inc.	Pending
Chile	TWISTBOX ENTERTAINMENT and Design	782585	(March 20, 2007)	Twistbox Entertainment, Inc.	Registered
Chile	TWISTBOX ENTERTAINMENT and Design	(748959)	(October 24, 2006)	Twistbox Entertainment, Inc.	Pending
Chile	TWISTBOX ENTERTAINMENT and Design	782536	March 20, 2007	Twistbox Entertainment, Inc.	Registered
Colombia	TWISTBOX ENTERTAINMENT and Design	332601	May 16, 2007	Twistbox Entertainment, Inc.	Registered
Colombia	TWISTBOX ENTERTAINMENT and Design	332600	May 16, 2007	Twistbox Entertainment, Inc.	Registered
Colombia	TWISTBOX ENTERTAINMENT and Design	332602	May 16, 2007	Twistbox Entertainment, Inc.	Registered
Venezuela	TWISTBOX ENTERTAINMENT and Design	(26866-06)	(November 15, 2006)	Twistbox Entertainment, Inc.	Pending
Venezuela	TWISTBOX ENTERTAINMENT and Design	(26867-06)	(November 15, 2006)	Twistbox Entertainment, Inc.	Pending
Venezuela	TWISTBOX ENTERTAINMENT and Design	(26868-06)	(November 15, 2006)	Twistbox Entertainment, Inc.	Pending

Jurisdiction	Trademark	Registration No. (App. No.)	Registration Date (App. Date)	Record Owner	Status/ Comments
Mexico	TWISTBOX ENTERTAINMENT and Design	977723	March 22, 2007	Twistbox Entertainment, Inc.	Registered
Mexico	TWISTBOX ENTERTAINMENT and Design	982555	April 26, 2007	Twistbox Entertainment, Inc.	Registered
Mexico	TWISTBOX ENTERTAINMENT and Design	977724	March 22, 2007	Twistbox Entertainment, Inc.	Registered